Global Payments Reports Fiscal 2015 Earnings
Full-Year Fiscal 2015 Revenue Increased 9% and Cash Earnings Per Share Increased 18%
Establishes Fiscal 2016 Growth Targets of High Single Digits for Adjusted Net Revenue and
Double Digits for Cash Earnings Per Share
Raises Share Repurchase Authorization to $400 Million

ATLANTA, July 28, 2015 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal fourth quarter and year ended May 31, 2015.
“We are delighted with our strong fourth quarter performance, representing the culmination of a terrific year of execution worldwide. Revenue growth, operating margin and cash earnings per share all exceeded our expectations for fiscal 2015,” said Jeff Sloan, Chief Executive Officer. “We expect continued positive momentum in fiscal 2016. Strategically, we have completed the pivot toward direct distribution across our businesses. Financially, we remain committed to continuing our track record of accelerating growth globally. The successful execution of our strategies enables us to raise our expectations for adjusted net revenue growth, operating margin and cash earnings per share growth for the next three to five years.”

Full-Year Fiscal 2015 Summary

•	Reported revenues grew 9% to $2.78 billion, compared to $2.55 billion in fiscal 2014.

•	Cash diluted earnings per share grew 18% to $4.85, compared to $4.12 in the prior fiscal year.

•	GAAP diluted earnings per share were $4.12, compared to $3.37 in the prior fiscal year.

Fourth Quarter Fiscal 2015 Summary

•	Reported revenues grew 5% to $706.5 million, compared to $674.0 million in the fourth quarter of fiscal 2014.

•	Cash diluted earnings per share grew 12% to $1.22, compared to $1.09 in the fourth quarter of fiscal 2014.

•	GAAP diluted earnings per share were $0.99, compared to $0.72 in the fourth quarter of fiscal 2014.

Fiscal 2016 Outlook
“We are pleased to introduce a new adjusted net revenue disclosure that better aligns our reporting with how we manage and measure our performance internally,” stated Cameron Bready, Executive Vice President and Chief Financial Officer. “We are also modifying our reporting convention for cash earnings to exclude expenses associated with share-based compensation. Going forward, we intend to guide and report based on these metrics, which we believe will provide for improved comparability with our peers.”
For fiscal 2016, the company expects annual adjusted net revenue of $2.06 billion to $2.10 billion, or 6% to 8% growth over fiscal 2015 adjusted net revenue. The company also expects annual diluted cash earnings per share of $5.60 to $5.78, representing growth of 11% to 15% over fiscal 2015. Annual fiscal 2016 GAAP revenue is expected to be $2.87 billion to $2.95 billion or 4% to 6% growth over fiscal 2015.

Capital Allocation
Global Payments’ Board of Directors expanded its share repurchase authorization by an incremental $300 million, bringing its total current authorization to $403 million. Under the company’s new authorization, Global Payments may repurchase shares in the open market or as otherwise may be determined by the company, subject to market conditions, business opportunities and other factors. The company has no obligation to repurchase shares under this program. This authorization has no expiration date and may be suspended or terminated at any time. Repurchased shares will be retired but will be available for future issuance.
Global Payments’ Board of Directors approved a quarterly dividend of $0.02 per share payable August 28, 2015 to shareholders of record as of August 14, 2015.

Conference Call
Global Payments’ management will host a conference call today, July 28, 2015 at 8:00 a.m. ET to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com; or callers in North America may dial 877-674-6428 and callers outside North America may dial 970-315-0457. A replay of the call will be archived on the company's website within two hours of the live call.

Non-GAAP Financial Measures
Global Payments supplemented revenues, income and earnings per share information determined in accordance with GAAP by providing income and related earnings per share on a "cash earnings" basis and adjusted net revenue in this earnings release to assist with evaluating performance. In addition to GAAP measures, management uses these non-GAAP measures to focus on the factors the company believes are pertinent to the daily management of our operations.
Reconciliations of the non-GAAP measures to the most directly comparable GAAP measure are included in the schedules to this release.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading worldwide provider of payment technology services that delivers innovative solutions driven by customer needs globally. Our partnerships, technologies and employee expertise enable us to provide a broad range of products and services that allow our customers to accept all payment types across a variety of distribution channels in many markets around the world.
Headquartered in Atlanta, Georgia with more than 4,300 employees worldwide, Global Payments is a Fortune 1000 Company with merchants and partners in 29 countries throughout North America, Europe, the Asia-Pacific region and Brazil. For more information about Global Payments, our Service. Driven. Commerce brand and our technologies, please visit www.globalpaymentsinc.com.
_________________________

This announcement and comments made by Global Payments' management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include our potential failure to safeguard our data; our ability to maintain Visa and MasterCard registration and financial institution sponsorship; our reliance on financial institutions to provide clearing services in connection with our settlement activities; our potential failure to comply with card network requirements; increased merchant, referral partner or ISO attrition; our ability to increase our share of existing markets and expand into new markets; political, economic and regulatory changes in the foreign countries in which we operate; system interruptions in service; increases in credit card network fees; future performance, integration and conversion of acquired operations; and other risk factors presented in our most recent Annual Report on Form 10-K and any subsequent SEC filings, which we advise you to review. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com	Media contact: media.relations@globalpay.com
Jane Elliott	Amy Corn
770-829-8234	770-829-8755

SCHEDULE 1
GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2015	2014	% Change	2015	2014	% Change

Revenues	$706,549	$673,977	4.8%	$2,773,718	$2,554,236	8.6%

Operating expenses:
Cost of service	254,217	253,373	0.3%	1,022,107	952,225	7.3%
Selling, general and administrative	348,732	331,687	5.1%	1,295,014	1,203,512	7.6%
Processing system intrusion	—	—	NM	—	(7,000)	NM
	602,949	585,060	3.1%	2,317,121	2,148,737	7.8%

Operating income	103,600	88,917	16.5%	456,597	405,499	12.6%

Interest and other income	1,315	2,093	(37.2)%	4,949	13,663	(63.8)%
Interest and other expense	(9,647)	(9,451)	2.1%	(44,436)	(41,812)	6.3%
	(8,332)	(7,358)	13.2%	(39,487)	(28,149)	40.3%

Income before income taxes	95,268	81,559	16.8%	417,110	377,350	10.5%
Provision for income taxes	(25,158)	(23,293)	8.0%	(107,995)	(107,398)	0.6%
Net income	70,110	58,266	20.3%	309,115	269,952	14.5%
Less: Net income attributable to noncontrolling interests, net of income tax	(4,785)	(6,641)	(27.9)%	(31,075)	(24,666)	26.0%
Net income attributable to Global Payments	$65,325	$51,625	26.5%	$278,040	$245,286	13.4%

Earnings per share attributable to Global Payments:
Basic	$0.99	$0.73	35.6%	$4.15	$3.40	22.1%
Diluted	$0.99	$0.72	37.5%	$4.12	$3.37	22.3%

Weighted average shares outstanding:
Basic	65,744	70,707		67,036	72,119
Diluted	66,196	71,322		67,461	72,688

NM - Not meaningful

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2015	2014	% Change	2015	2014	% Change

Revenues	$706,549	$673,977	4.8%	$2,775,594	$2,554,236	8.7%

Operating expenses:
Cost of service	235,814	234,856	0.4%	949,520	889,576	6.7%
Selling, general and administrative	339,047	317,085	6.9%	1,286,398	1,184,066	8.6%
	574,861	551,941	4.2%	2,235,918	2,073,642	7.8%

Operating income	131,688	122,036	7.9%	539,676	480,594	12.3%

Interest and other income	1,315	2,093	(37.2)%	4,949	11,540	(57.1)%
Interest and other expense	(13,243)	(8,110)	63.3%	(48,032)	(32,327)	48.6%
	(11,928)	(6,017)	98.2%	(43,083)	(20,787)	107.3%

Income before income taxes	119,760	116,019	3.2%	496,593	459,807	8.0%
Provision for income taxes	(32,935)	(30,249)	8.9%	(133,683)	(130,181)	2.7%
Net income	86,825	85,770	1.2%	362,910	329,626	10.1%
Less: Net income attributable to noncontrolling interests, net of income tax	(5,828)	(8,075)	(27.8)%	(35,604)	(30,295)	17.5%
Net income attributable to Global Payments	$80,997	$77,695	4.2%	$327,306	$299,331	9.3%

Earnings per share attributable to Global Payments:
Basic	$1.23	$1.10	11.8%	$4.88	$4.15	17.6%
Diluted	$1.22	$1.09	11.9%	$4.85	$4.12	17.7%

Weighted average shares outstanding:
Basic	65,744	70,707		67,036	72,119
Diluted	66,196	71,322		67,461	72,688

See Schedules 6 & 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended May 31,
	2015		2014		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$433,030	$433,030	$407,153	$407,153	6.4%	6.4%
Canada	70,014	70,014	74,954	74,954	(6.6)%	(6.6)%
North America merchant services	503,044	503,044	482,107	482,107	4.3%	4.3%

Europe	154,827	154,827	153,577	153,577	0.8%	0.8%
Asia-Pacific	48,678	48,678	38,293	38,293	27.1%	27.1%
International merchant services	203,505	203,505	191,870	191,870	6.1%	6.1%
Total revenues	$706,549	$706,549	$673,977	$673,977	4.8%	4.8%

Operating income (loss) for segments:
North America merchant services	$74,233	$85,500	$70,420	$82,722	5.4%	3.4%
International merchant services	64,764	76,748	58,094	66,402	11.5%	15.6%
Corporate	(35,397)	(30,560)	(39,597)	(27,088)	(10.6)%	12.8%
Operating income	$103,600	$131,688	$88,917	$122,036	16.5%	7.9%

	Year Ended May 31,
	2015		2014		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$1,655,872	$1,655,872	$1,488,659	$1,488,659	11.2%	11.2%
Canada	313,018	313,018	320,333	320,333	(2.3)%	(2.3)%
North America merchant services	1,968,890	1,968,890	1,808,992	1,808,992	8.8%	8.8%

Europe	615,966	617,842	587,463	587,463	4.9%	5.2%
Asia-Pacific	188,862	188,862	157,781	157,781	19.7%	19.7%
International merchant services	804,828	806,704	745,244	745,244	8.0%	8.2%
Total revenues	$2,773,718	$2,775,594	$2,554,236	$2,554,236	8.6%	8.7%

Operating income (loss) for segments:
North America merchant services	$293,139	$337,980	$272,251	$308,570	7.7%	9.5%
International merchant services	279,711	311,240	240,179	270,551	16.5%	15.0%
Corporate[1]	(116,253)	(109,544)	(106,931)	(98,527)	8.7%	11.2%
Operating income	$456,597	$539,676	$405,499	$480,594	12.6%	12.3%

1GAAP operating income for the year ended May 31, 2014 includes a credit for insurance proceeds of $7.0 million related to the fiscal 2012 processing system intrusion.

See Schedule 8 for a reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	May 31, 2015	May 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$650,739	$581,872
Accounts receivable, net of allowances for doubtful accounts of $468 and $401, respectively	202,390	214,574
Claims receivable, net	548	809
Settlement processing assets	2,394,822	780,917
Inventory	5,228	6,636
Deferred income taxes	11,664	12,963
Prepaid expenses and other current assets	36,904	45,673
Total current assets	3,302,295	1,643,444
Goodwill	1,491,833	1,337,285
Other intangible assets, net	560,136	535,173
Property and equipment, net	374,143	369,753
Deferred income taxes	30,578	101,928
Other	34,563	31,067
Total assets	$5,793,548	$4,018,650

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$592,629	$440,128
Current portion of long-term debt	62,500	17,677
Accounts payable and accrued liabilities	312,647	290,106
Settlement processing obligations	2,033,900	451,317
Income taxes payable	14,228	12,390
Total current liabilities	3,015,904	1,211,618
Long-term debt	1,680,000	1,376,002
Deferred income taxes	214,669	209,099
Other noncurrent liabilities	19,422	89,132
Total liabilities	4,929,995	2,885,851
Commitments and contingencies
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 65,278,838 issued and outstanding at May 31, 2015 and 68,845,643 issued and outstanding at May 31, 2014	—	—
Paid-in capital	148,742	183,023
Retained earnings	795,226	815,980
Accumulated other comprehensive loss	(185,992)	(1,776)
Total Global Payments shareholders’ equity	757,976	997,227
Noncontrolling interests	105,577	135,572
Total equity	863,553	1,132,799
Total liabilities and equity	$5,793,548	$4,018,650

SCHEDULE 5
CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Year Ended May 31,
	2015	2014
Cash flows from operating activities:
Net income	$309,115	$269,952
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	64,918	60,124
Amortization of acquired intangibles	72,587	61,945
Share-based compensation expense	21,056	29,793
Provision for operating losses and bad debts	14,506	20,574
Deferred income taxes	81,079	(1,799)
Other, net	3,073	(1,484)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	1,248	(18,539)
Claims receivable	(9,317)	(11,569)
Settlement processing assets and obligations, net	(78,794)	(241,431)
Inventory	127	4,793
Prepaid expenses and other assets	14,616	18,995
Accounts payable and other liabilities	(72,802)	9,224
Income taxes payable	3,289	(6,480)
Net cash provided by operating activities	424,701	194,098
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(359,187)	(426,524)
Capital expenditures	(92,550)	(81,411)
Principal collections on financing receivables	219	2,658
Net proceeds from sales of investments and business	10,597	3,607
Net cash used in investing activities	(440,921)	(501,670)
Cash flows from financing activities:
Net borrowings on short-term lines of credit	198,884	252,667
Proceeds from issuance of long-term debt	2,496,842	2,690,000
Principal repayments of long-term debt	(2,148,907)	(2,260,597)
Payment of debt issuance costs	—	(5,961)
Repurchase of common stock	(372,387)	(447,307)
Proceeds from stock issued under share-based compensation plans	22,550	31,727
Common stock repurchased - share-based compensation plans	(15,690)	(5,681)
Tax benefit from share-based compensation plans	5,176	6,475
Distributions to noncontrolling interests	(39,753)	(36,670)
Dividends paid	(5,340)	(5,757)
Net cash provided by financing activities	141,375	218,896
Effect of exchange rate changes on cash	(56,288)	(9,922)
Increase (decrease) in cash and cash equivalents	68,867	(98,598)
Cash and cash equivalents, beginning of the period	581,872	680,470
Cash and cash equivalents, end of the period	$650,739	$581,872

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31, 2015
	GAAP	Cash Earnings Adjustments[1]	Other[2]	Cash Earnings
Revenues	$706,549	$—	$—	$706,549
Operating expenses:
Cost of service	254,217	(18,403)	—	235,814
Selling, general and administrative	348,732	—	(9,685)	339,047
	602,949	(18,403)	(9,685)	574,861

Operating income	103,600	18,403	9,685	131,688

Interest and other income	1,315	—	—	1,315
Interest and other expense	(9,647)	—	(3,596)	(13,243)
	(8,332)	—	(3,596)	(11,928)

Income before income taxes	95,268	18,403	6,089	119,760
Provision for income taxes	(25,158)	(5,681)	(2,096)	(32,935)
Net income	70,110	12,722	3,993	86,825
Less: Net income attributable to noncontrolling interests, net of income tax	(4,785)	(1,043)	—	(5,828)
Net income attributable to Global Payments	$65,325	$11,679	$3,993	$80,997
Diluted shares	66,196			66,196
Diluted earnings per share	$0.99	$0.18	$0.06	$1.22

	Three Months Ended May 31, 2014
	GAAP	Cash Earnings Adjustments[1]	Other[2]	Cash Earnings
Revenues	$673,977	$—	$—	$673,977
Operating expenses:
Cost of service	253,373	(18,392)	(125)	234,856
Selling, general and administrative	331,687	—	(14,602)	317,085
	585,060	(18,392)	(14,727)	551,941

Operating income	88,917	18,392	14,727	122,036

Interest and other income	2,093	—	—	2,093
Interest and other expense	(9,451)	—	1,341	(8,110)
	(7,358)	—	1,341	(6,017)

Income before income taxes	81,559	18,392	16,068	116,019
Provision for income taxes	(23,293)	(5,719)	(1,237)	(30,249)
Net income	58,266	12,673	14,831	85,770
Less: Net income attributable to noncontrolling interests, net of income tax	(6,641)	(1,434)	—	(8,075)
Net income attributable to Global Payments	$51,625	$11,239	$14,831	$77,695

Diluted shares	71,322			71,322
Diluted earnings per share	$0.72	$0.16	$0.21	$1.09

1Represents adjustments to exclude acquisition intangible amortization expense and the related income tax benefit.

2For the three months ended May 31, 2015, the adjustments represent charges related to employee termination benefits, non-cash losses from the retirement of property and equipment, a transaction-related tax associated with our acquisition of Realex, reversal of previously recorded interest expense associated with a previously uncertain tax position and the related income tax effects of each. For the three months ended May 31, 2014, the adjustments represent acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, a charge associated with our retained interest in Brazil, an adjustment to the costs associated with the debt refinancing we completed in February 2014, non-cash losses from the retirement of property and equipment, charges related to employee termination benefits and the related income tax effects of each.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended May 31, 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by making the adjustments described above. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF ANNUAL CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Year Ended May 31, 2015
	GAAP	Processing System Intrusion	Cash Earnings Adjustments[2]	Other[3]	Cash Earnings
Revenues	$2,773,718	$—	$—	$1,876	$2,775,594
Operating expenses:
Cost of service	1,022,107	—	(72,587)	—	949,520
Selling, general and administrative	1,295,014	—	—	(8,616)	1,286,398
Processing system intrusion	—	—	—	—	—
	2,317,121	—	(72,587)	(8,616)	2,235,918

Operating income	456,597	—	72,587	10,492	539,676

Interest and other income	4,949	—	—	—	4,949
Interest and other expense	(44,436)	—	—	(3,596)	(48,032)
	(39,487)	—	—	(3,596)	(43,083)

Income before income taxes	417,110	—	72,587	6,896	496,593
Provision for income taxes	(107,995)	—	(23,149)	(2,539)	(133,683)
Net income	309,115	—	49,438	4,357	362,910
Less: Net income attributable to noncontrolling interests, net of income tax	(31,075)	—	(4,529)	—	(35,604)
Net income attributable to Global Payments	$278,040	$—	$44,909	$4,357	$327,306

Diluted shares	67,461				67,461
Diluted earnings per share	$4.12	$—	$0.67	$0.06	$4.85

	Year Ended May 31, 2014
	GAAP	Processing System Intrusion[1]	Cash Earnings Adjustments[2]	Other[3]	Cash Earnings
Revenues	$2,554,236	$—	$—	$—	$2,554,236
Operating expenses:
Cost of service	952,225	—	(61,945)	(704)	889,576
Selling, general and administrative	1,203,512	—	—	(19,446)	1,184,066
Processing system intrusion	(7,000)	7,000	—	—	—
	2,148,737	7,000	(61,945)	(20,150)	2,073,642

Operating income (loss)	405,499	(7,000)	61,945	20,150	480,594

Interest and other income	13,663	—	—	(2,123)	11,540
Interest and other expense	(41,812)	—	—	9,485	(32,327)
	(28,149)	—	—	7,362	(20,787)

Income (loss) before income taxes	377,350	(7,000)	61,945	27,512	459,807
(Provision for) benefit from income taxes	(107,398)	2,393	(19,825)	(5,351)	(130,181)
Net income (loss)	269,952	(4,607)	42,120	22,161	329,626
Less: Net income attributable to noncontrolling interests, net of income tax	(24,666)	—	(5,629)	—	(30,295)
Net income (loss) attributable to Global Payments	$245,286	$(4,607)	$36,491	$22,161	$299,331

Diluted shares	72,688				72,688
Diluted earnings (loss) per share	$3.37	$(0.06)	$0.50	$0.30	$4.12

1Represents insurance proceeds associated with the fiscal 2012 processing system intrusion and the related income tax provision.

2Represents adjustments to exclude acquisition intangible amortization expense and the related income tax benefit.

3For the year ended May 31, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustments represent charges related to employee termination benefits, non-cash losses from the retirement of property and equipment, a transaction-related tax associated with the acquisition of Realex, certain business tax assessments in the U.S. for prior periods, a gain on the sale of our Russia ATM business, reversal of previously recorded interest expense associated with a previously uncertain tax position and the related income tax effects of each. For the year ended May 31, 2014, the adjustments represent acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, a credit related to the sale of an interest in our Brazil business and a subsequent charge associated with our retained interest, costs associated with the debt refinancing we completed in February 2014, non-cash losses from the retirement of property and equipment, charges related to employee termination benefits, HSBC's share of dividends declared and the related income tax effects of each.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the years ended May 31, 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by making the adjustments described above. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended May 31,
	2015					2014
	GAAP	Processing System Intrusion	Cash Earnings Adjustments[2]	Other[3]	Cash Earnings	GAAP	Processing System Intrusion	Cash Earnings Adjustments[2]	Other[3]	Cash Earnings
Revenues:
United States	$433,030	$—	$—	$—	$433,030	$407,153	$—	$—	$—	$407,153
Canada	70,014	—	—	—	70,014	74,954	—	—	—	74,954
North America merchant services	503,044	—	—	—	503,044	482,107	—	—	—	482,107

Europe	154,827	—	—	—	154,827	153,577	—	—	—	153,577
Asia-Pacific	48,678	—	—	—	48,678	38,293	—	—	—	38,293
International merchant services	203,505	—	—	—	203,505	191,870	—	—	—	191,870

Total revenues	$706,549	$—	$—	$—	$706,549	$673,977	$—	$—	$—	$673,977

Operating income (loss) for segments:
North America merchant services	$74,233	$—	$10,967	$300	$85,500	$70,420	$—	$10,874	$1,428	$82,722
International merchant services	64,764	—	7,436	4,548	76,748	58,094	—	7,518	790	66,402
Corporate	(35,397)	—	—	4,837	(30,560)	(39,597)	—	—	12,509	(27,088)
Operating income	$103,600	$—	$18,403	$9,685	$131,688	$88,917	$—	$18,392	$14,727	$122,036

	Year Ended May 31,
	2015					2014
	GAAP	Processing System Intrusion	Cash Earnings Adjustments[2]	Other[3]	Cash Earnings	GAAP	Processing System Intrusion[1]	Cash Earnings Adjustments[2]	Other[3]	Cash Earnings
Revenues:
United States	$1,655,872	$—	$—	$—	$1,655,872	$1,488,659	$—	$—	$—	$1,488,659
Canada	313,018	—	—	—	313,018	320,333	—	—	—	320,333
North America merchant services	1,968,890	—	—	—	1,968,890	1,808,992	—	—	—	1,808,992

Europe	615,966	—	—	1,876	617,842	587,463	—	—	—	587,463
Asia-Pacific	188,862	—	—	—	188,862	157,781	—	—	—	157,781
International merchant services	804,828	—	—	1,876	806,704	745,244	—	—	—	745,244

Total revenues	$2,773,718	$—	$—	$1,876	$2,775,594	$2,554,236	$—	$—	$—	$2,554,236

Operating income (loss) for segments:
North America merchant services	$293,139	$—	$44,541	$300	$337,980	$272,251	$—	$32,374	$3,945	$308,570
International merchant services	279,711	—	28,046	3,483	311,240	240,179	—	29,571	801	270,551
Corporate	(116,253)	—	—	6,709	(109,544)	(106,931)	(7,000)	—	15,404	(98,527)
Operating income (loss)	$456,597	$—	$72,587	$10,492	$539,676	$405,499	$(7,000)	$61,945	$20,150	$480,594

1Represents insurance proceeds associated with the fiscal 2012 processing system intrusion.

2Represents adjustments to exclude acquisition intangible amortization expense and the related income tax benefit.

3For the three months ended May 31, 2015, the adjustments represent charges related to employee termination benefits, non-cash losses from the retirement of property and equipment and a transaction-related tax associated with our acquisition of Realex. For the three months ended May 31, 2014, the adjustments represent acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, non-cash losses from the retirement of property and equipment, and charges related to employee termination benefits and certain contract settlement and related costs. The adjustments for the year ended May 31, 2015 include the revenue and acquisition-related tax adjustments described for the three-month period, charges related to employee termination benefits, non-cash losses from the retirement of property and equipment and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. For the year ended May 31, 2014, the adjustments represent acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, non-cash losses from the retirement of property and equipment, and charges related to employee termination benefits and resolution of a contract related contingency.

We supplemented our reporting of operating income information determined in accordance with GAAP by reporting operating income for the three months and the years ended May 31, 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated operating income on a cash basis by making the adjustments described above. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our operating income reported on a cash earnings basis should be considered in addition to, and not as a substitute for, operating income determined in accordance with GAAP. Our measure of operating income on a cash earnings basis reflects management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 9
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In billions, except per share data)

	Fiscal 2015 Actual	Fiscal 2016 Outlook	% Change
Revenues:
GAAP Revenues	$2.77	$2.87 to $2.95	4% to 6%
Adjustments[1]	(0.82)	(0.83)
Adjusted Net Revenue	$1.95	$2.06 to $2.10	6% to 8%

Earnings Per Share:
GAAP Diluted EPS	$4.12	$4.53 to $4.71	10% to 14%
Acquisition-related intangibles assets, share-based compensation expense and non-recurring items[2]	0.92	1.07	16%
Cash EPS	$5.04	$5.60 to $5.78	11% to 15%

1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the Company and, in fiscal 2015, a revenue adjustment for select U.K. customer payments related to a vendor outage.

2 Fiscal 2015 reflects acquisition intangible amortization of $0.67, share-based compensation expense of $0.19 and non-recurring items of $0.06, including a revenue adjustment for select U.K. customer payments related to a vendor outage and expense adjustments for charges related to employee termination benefits, non-cash losses from the retirement of property and equipment, a transaction-related tax associated with the acquisition of Realex, certain business tax assessments in the U.S. for prior periods, a gain on the sale of our Russia ATM business, reversal of previously recorded interest expense associated with a previously uncertain tax position and the related income tax effects of each.

NON-GAAP FINANCIAL MEASURES

Global Payments supplemented revenues, income and earnings per share information determined in accordance with GAAP by providing income and related earnings per share on a "cash earnings" basis and Adjusted Net Revenue in this earnings release to assist with evaluating performance. In addition to GAAP measures, management uses these non-GAAP measures to focus on the factors we believe are pertinent to the daily management of our operations. Management believes Adjusted Net Revenue more closely reflects the economic benefits to the Company's core business and allows for better comparisons with industry peers. Management uses these non-GAAP metrics, together with other metrics, to set goals for and measure the performance of its business and to determine incentive compensation. Our Adjusted Net Revenue and income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, revenues, income and earnings per share determined in accordance with GAAP. Our measures of Adjusted Net Revenue, income and earnings per share on a cash earnings basis reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Adjusted Net Revenue excludes gross-up related payments associated with certain wholesale lines of business to reflect economic benefits to the Company. On a GAAP basis, these payments are presented gross in both revenues and operating expenses.

In fiscal 2015, income and the related earnings per share on a cash earnings basis exclude the amortization expense of acquired intangibles and certain other items specific to each reporting period as more fully described in the accompanying reconciliations. Beginning in fiscal 2016, we modified our cash earnings measures to also exclude share-based compensation. The accompanying reconciliations in Schedule 6, Schedule 7 and Schedule 8 show the cash earnings measures calculated without the impact of excluding share-based compensation. The reconciliations in this Schedule 9 and in the accompanying Schedule 10 and Schedule 11 show Adjusted Net Revenue and the modified cash earnings measures which exclude share-based compensation. We expect to discuss financial results using Adjusted Net Revenue and the modified cash earnings convention in future periods. The tax rate used in determining the net income impact of cash earnings adjustments is either the jurisdictional statutory rate in effect at the time of the adjustment or the jurisdictional expected annual effective tax rate for the period, depending on the nature and timing of the adjustment.

SCHEDULE 10
RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	For the Year Ended May 31, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings
Revenues:
United States	$1,655,872	$(740,556)	$—	$—	$915,316
Canada	313,018	—	—	—	313,018
North America merchant services	1,968,890	(740,556)	—	—	1,228,334

Europe	615,966	(82,146)	—	1,876	535,696
Asia-Pacific	188,862	—	—	—	188,862
International merchant services	804,828	(82,146)	—	1,876	724,558
Total revenues	$2,773,718	$(822,702)	$—	$1,876	$1,952,892

Operating income (loss) for segments:
North America merchant services	$293,139	$—	$44,541	$300	$337,980
International merchant services	279,711	—	28,046	3,483	311,240
Corporate	(116,253)	—	20,331	6,709	(89,213)
Operating income	456,597	—	92,918	10,492	560,007

Interest and other income	4,949	—	—	—	4,949
Interest and other expense	(44,436)	—	—	(3,596)	(48,032)
	(39,487)	—	—	(3,596)	(43,083)

Income before income taxes	417,110	—	92,918	6,896	516,924
Provision for income taxes	(107,995)	—	(30,729)	(2,539)	(141,263)
Net income	309,115	—	62,189	4,357	375,661
Less: Net income attributable to noncontrolling interests, net of income tax	(31,075)	—	(4,529)	—	(35,604)
Net income attributable to Global Payments	$278,040	$—	$57,660	$4,357	$340,057

Diluted shares	67,461				67,461
Diluted earnings per share	$4.12	$—	$0.86	$0.06	$5.04

1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the Company.

2Represents adjustments to exclude acquisition intangible amortization expense, stock compensation expense and the related income tax benefits of each.

3For the year ended May 31, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustments represent charges related to employee termination benefits, non-cash losses from the retirement of property and equipment, a transaction-related tax associated with the acquisition of Realex, certain business tax assessments in the U.S. for prior periods, a gain on the sale of our Russia ATM business, reversal of previously recorded interest expense associated with a previously uncertain tax position and the related income tax effects of each.

See "Non-GAAP Financial Measures" discussion on Schedule 9.

SCHEDULE 11
RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended
	August 31, 2014					November 30, 2014
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[3]	Adjusted Net Revenue and Cash Earnings	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other	Adjusted Net Revenue and Cash Earnings
Revenues:
United States	$414,042	$(188,731)	$—	$—	$225,311	$404,784	$(183,217)	$—	$—	$221,567
Canada	89,965	—	—	—	89,965	83,992	—	—	—	83,992
North America merchant services	504,007	(188,731)	—	—	315,276	488,776	(183,217)	—	—	305,559

Europe	162,787	(20,952)	—	—	141,835	159,974	(20,409)	—	—	139,565
Asia-Pacific	38,101	—	—	—	38,101	48,541	—	—	—	48,541
International merchant services	200,888	(20,952)	—	—	179,936	208,515	(20,409)	—	—	188,106
Total revenues	$704,895	$(209,683)	$—	$—	$495,212	$697,291	$(203,626)	$—	$—	$493,665

Operating income (loss) for segments:
North America merchant services	$77,937	$—	$11,378	$—	$89,315	$74,246	$—	$11,173	$—	$85,419
International merchant services	73,602	—	6,476	(2,941)	77,137	76,443	—	7,090	—	83,533
Corporate	(27,141)	—	4,066	—	(23,075)	(26,705)	—	5,079	—	(21,626)
Operating income (loss)	124,398	—	21,920	(2,941)	143,377	123,984	—	23,342	—	147,326

Interest and other income	1,192	—	—	—	1,192	1,282	—	—	—	1,282
Interest and other expense	(11,010)	—	—	—	(11,010)	(10,350)	—	—	—	(10,350)
	(9,818)	—	—	—	(9,818)	(9,068)	—	—	—	(9,068)

Income (loss) before income taxes	114,580	—	21,920	(2,941)	133,559	114,916	—	23,342	—	138,258
(Provision) benefit for income taxes	(30,146)	—	(7,336)	588	(36,894)	(29,660)	—	(7,688)	—	(37,348)
Net income (loss)	84,434	—	14,584	(2,353)	96,665	85,256	—	15,654	—	100,910
Less: Net income attributable to noncontrolling interests, net of income tax	(9,068)	—	(1,235)	—	(10,303)	(10,475)	—	(1,173)	—	(11,648)
Net income (loss) attributable to Global Payments	$75,366	$—	$13,349	$(2,353)	$86,362	$74,781	$—	$14,481	$—	$89,262

Diluted shares	68,617				68,617	67,737				67,737
Diluted earnings (loss) per share	$1.10	$—	$0.19	$(0.03)	$1.26	$1.10	$—	$0.21	$—	$1.32

Schedule 11 continues on the next page.

SCHEDULE 11 (CONTINUED)
RECONCILIATION OF ADJUSTED NET REVENUE AND CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended
	February 28, 2015					May 31, 2015
	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[4]	Adjusted Net Revenue and Cash Earnings	GAAP	Net Revenue Adjustment[1]	Cash Earnings Adjustments[2]	Other[5]	Adjusted Net Revenue and Cash Earnings
Revenues:
United States	$404,016	$(179,678)	$—	$—	$224,338	$433,030	$(188,930)	$—	$—	$244,100
Canada	69,047	—	—	—	69,047	70,014	—	—	—	70,014
North America merchant services	473,063	(179,678)	—	—	293,385	503,044	(188,930)	—	—	314,114

Europe	138,378	(19,424)	—	1,876	120,830	154,827	(21,361)	—	—	133,466
Asia-Pacific	53,542	—	—	—	53,542	48,678	—	—	—	48,678
International merchant services	191,920	(19,424)	—	1,876	174,372	203,505	(21,361)	—	—	182,144

Total revenues	$664,983	$(199,102)	$—	$1,876	$467,757	$706,549	$(210,291)	$—	$—	$496,258

Operating income (loss) for segments:
North America merchant services	$66,723	$—	$11,023	$—	$77,746	$74,233	$—	$10,967	$300	$85,500
International merchant services	64,902	—	7,044	1,876	73,822	64,764	—	7,436	4,548	76,748
Corporate	(27,010)	—	5,682	1,872	(19,456)	(35,397)	—	5,504	4,837	(25,056)
Operating income	$104,615	$—	$23,749	$3,748	$132,112	$103,600	$—	$23,907	$9,685	$137,192

Interest and other income	1,160	—	—	—	1,160	1,315	—	—	—	1,315
Interest and other expense	(13,429)	—	—	—	(13,429)	(9,647)	—	—	(3,596)	(13,243)
	(12,269)	—	—	—	(12,269)	(8,332)	—	—	(3,596)	(11,928)

Income before income taxes	92,346	—	23,749	3,748	119,843	95,268	—	23,907	6,089	125,264
Provision for income taxes	(23,031)	—	(7,782)	(1,031)	(31,844)	(25,158)	—	(7,923)	(2,096)	(35,177)
Net income	69,315	—	15,967	2,717	87,999	70,110	—	15,984	3,993	90,087
Less: Net income attributable to noncontrolling interests, net of income tax	(6,747)	—	(1,078)	—	(7,825)	(4,785)	—	(1,043)	—	(5,828)
Net income attributable to Global Payments	$62,568	$—	$14,889	$2,717	$80,174	$65,325	$—	$14,941	$3,993	$84,259

Diluted shares	67,306				67,306	66,196				66,196
Diluted earnings per share	$0.93	$—	$0.22	$0.04	$1.19	$0.99	$—	$0.23	$0.06	$1.27

1Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain wholesale lines of business to reflect economic benefits to the Company.

2Represents adjustments to exclude acquisition intangible amortization expense, stock compensation expense and the related income tax benefits of each.

3Represents a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia.

4The revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustment represents certain business tax assessments in the U.S. for prior periods.

5The adjustments represent charges related to employee termination benefits, non-cash losses from the retirement of property and equipment, a transaction-related tax associated with our acquisition of Realex, reversal of previously recorded interest expense associated with a previously uncertain tax position and the related income tax effects of each.

See "Non-GAAP Financial Measures" discussion on Schedule 9.